CSX Names New Chief Operating Officer and Chief Financial Officer

JACKSONVILLE, Fla. - January 23, 2012 - CSX Corporation (NYSE: CSX) today announced the appointments of Oscar Munoz as executive vice president and chief operating officer and Fredrik J. Eliasson as executive vice president and chief financial officer, effective immediately.

Munoz replaces David A. Brown, who is no longer with the company. The company's decision to make this change is unrelated to CSX's financial condition, business performance or outlook, all of which are strong.

“Oscar Munoz is a proven leader who has been an integral part of creating the company's vision and success,” said Michael J. Ward, chairman, president and chief executive officer. “He brings tremendous business skills, a disciplined approach and a passion for superior results.”

Munoz has been executive vice president and chief financial officer of CSX since 2003, responsible for all financial, strategic planning, information technology, procurement and real estate activities. Prior to joining CSX he held senior leadership roles at PepsiCo, Coca-Cola and AT&T.

Munoz is a member of the board of directors of United Airlines, as well as several local and national educational and philanthropic institutions. He earned a bachelor's degree from the University of Southern California and a master's of business administration from Pepperdine University.

Succeeding Munoz as chief financial officer is Fredrik Eliasson, a 16-year veteran CSX executive. “Fredrik brings broad senior leadership experience and a track record of success in key financial and commercial roles,” said Ward. “He has invaluable insight into creating value for shareholders and customers, as well as clear focus and skill in business execution.”

Eliasson was vice president of sales and marketing for CSX's chemicals and fertilizer business and previously headed the emerging markets business. Before that, he was vice president of financial planning and analysis, overseeing all aspects of planning, forecasting and economic analysis activities.

Eliasson is on the board of directors of the Jacksonville Chamber of Commerce. He earned a bachelor's degree and a master's degree in business administration from Virginia Commonwealth University.

CSX Corporation, based in Jacksonville, Fla., is one of the nation's leading transportation companies, providing rail, intermodal and rail-to-truck transload services. The company's transportation network spans approximately 21,000 miles, with service to 23 eastern states and the District of Columbia. CSX's network connects to more than 240 short line and regional railroads and more than 70 ocean, river, and lake ports. More information about CSX Corporation and its subsidiaries is available at www.csx.com.

Forward-looking Statements

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